                                                         [EXECUTION COUNTERPART]


                                 AMENDMENT NO. 1


          AMENDMENT NO. 1 dated as of September 14, 1995, between MOTOROLA, INC., a corporation duly organized and validly existing under the laws of the State of Delaware (the "COMPANY"); MOTOROLA CREDIT CORPORATION, a corporation duly organized and validly existing under the laws of the State of Delaware ("MOTOROLA CREDIT", and together with the Company, the "BORROWERS"); each of the lenders that is a signatory hereto (individually, a "BANK" and, collectively, the "BANKS"); and THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), a national banking association, as agent for the Banks (in such capacity, together with its successors in such capacity, the "AGENT").

          The Borrowers, certain of the Banks and the Agent are parties to a Credit Agreement dated as of September 21, 1994 (the "364-DAY CREDIT AGREEMENT"), providing for loans to be made by the Banks to the Borrowers in an aggregate principal amount not exceeding $500,000,000 at any one time outstanding.

          The Borrowers have requested, and the Banks and the Agent have agreed, to amend the 364-Day Credit Agreement, among other things, to increase the amount of the Commitments thereunder and to add new Banks, all on the terms and conditions hereof.

          Accordingly, in consideration of the premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          Section 1. DEFINITIONS. Terms defined in the 364-Day Credit Agreement, as amended by this Amendment No. 1, are used herein as defined therein.

          Section 2. AMENDMENTS. Subject to the satisfaction of the conditions precedent specified in Section 4 below, but effective on the Amendment Effective Date (as defined below), the 364-Day Credit Agreement shall be amended as follows:

          A. All references in the 364-Day Credit Agreement to "$500,000,000" (other than the reference thereto in the third sentence of Section 10.08 of the 364-Day Credit Agreement) shall be deemed to be references to "$665,000,000".

          B. Section 1.01 of the 364-Day Credit Agreement shall be amended by adding the following new definitions (to the extent not already included in said
Section 1.01) and inserting the same in the appropriate alphabetical locations and amending the following definitions (to the extent already included in said
Section 1.01) to read in their entirety, as follows:

          "AMENDMENT EFFECTIVE DATE" shall mean the date on which the conditions precedent to the effectiveness of Amendment No. 1 are satisfied.

          "AMENDMENT NO. 1" shall mean Amendment No. 1 dated as of September 14, 1995 between the Borrowers, the Banks and the Agent.

          "APPLICABLE MARGIN" shall mean, with respect to (a) Syndicated Loans that are Eurodollar Loans, 0.1475% per annum and (b) Syndicated Loans that are Base Rate Loans, 0.0% per annum.

          "COMMITMENT" shall mean, as to each Bank, the obligation of such Bank to make Syndicated Loans pursuant to Section 2.01 hereof in an aggregate principal amount at any one time outstanding up to but not exceeding the amount set forth opposite the name of such Bank on the signature pages of Amendment No. 1 under the caption "Commitment" (as the same may at any time or from time to time be reduced pursuant to Section 2.04 hereof or increased pursuant to Section
2.10 hereof or assumed at any time or from time to time pursuant to Section 11.06(b) hereof).

          "COMMITMENT TERMINATION DATE" shall mean the date 364 days after the Amendment Effective Date, as the same may be extended pursuant to Section 2.11 hereof; PROVIDED that, if such date is not a Business Day, the Commitment Termination Date shall be the next preceding Business Day.

          C. Section 2.05 of the 364-Day Credit Agreement shall be amended by deleting from the end of the first sentence thereof, the term "0.05%" and substituting therefor, the term "0.04%".

          D. Sections 2.08(a) and (b) of the 364-Day Credit Agreement shall be amended to read in their entirety as follows:

               "(a) The Syndicated Loans made by each Bank to each Borrower shall be evidenced by a single promissory note of such Borrower substantially in the form of Exhibit A-1 to Amendment No. 1, dated the date of Amendment No. 1, payable to such Bank in a principal amount equal to the amount of

                                 Amendment No. 1
     its Commitment as in effect at the close of business on the Amendment Effective Date and otherwise duly completed.

               (b) The Money Market Loans made by any Bank to each Borrower shall be evidenced by a single promissory note of such Borrower substantially in the form of Exhibit A-2 to Amendment No. 1, dated the Amendment Effective Date, payable to such Bank and otherwise duly completed."

          E. Section 2.10 of the 364-Day Credit Agreement is amended by deleting from the fourth line thereof, the number "$125,000,000" and substituting therefor the number "$332,500,000".

          F. Section 8.07 of the 364-Day Credit Agreement is amended by replacing "1994" with "1995".

          G.  Schedule I to the 364-Day Credit Agreement is replaced with
Schedule I hereto.

          Section 3. REPRESENTATIONS AND WARRANTIES. (a) The Company represents and warrants to the Banks and the Agent that:

          (i) this Amendment No. 1 has been duly and validly executed and delivered by each Borrower and constitutes each Borrower's legal, valid and binding obligation, enforceable against each Borrower in accordance with its terms; and

          (ii) on and as of the date hereof (after giving effect to the amendments contemplated by Section 2 hereof), (A) no Default has occurred and is continuing and (B) the representations and warranties made by the Company in Section 7 of the 364-Day Credit Agreement, as amended hereby, are true and correct on and as of the date hereof with the same force and effect as if made on and as of such date (or if any such representation or warranty is expressly stated to have made as of a specific date, as of such specific date); PROVIDED that (x) the references in Sections 7.02 and 7.03 of the 364-Day Credit Agreement to "December 31, 1993" shall be deemed to be references to "December 31, 1994" and (y) the references in Sections
     7.02 and 7.03 of the 364-Day Credit Agreement to "the Company's 1994 fiscal year" shall be deemed to be references to "the Company's 1995 fiscal year".

It shall be an Event of Default for all purposes of the 364-Day Credit Agreement, as amended hereby, if any representation, warranty or certification made by either Borrower in this


                                 Amendment No. 1

Amendment No. 1, or in any certificate or other writing furnished to any Bank or the Agent pursuant to this Amendment No. 1, shall prove to have been false or misleading as of the time made or furnished in any material respect.

          Section 4. CONDITIONS PRECEDENT. The amendments to the 364-Day Credit Agreement set forth in Section 2 hereof shall become effective, as of the Amendment Effective Date, upon the satisfaction of each of the following conditions on or before September 21, 1995:

          (a) AMENDMENT NO. 1. The Agent shall have received this Amendment No. 1, duly executed and delivered by each of the parties hereto.

          (b) FACILITY FEE. The Agent shall have received for account of the Banks all facility fees accrued under Section 2.05 of the 364-Day Credit Agreement to the Amendment Effective Date and unpaid.

          (c) CORPORATE DOCUMENTS. The Agent shall have received certified copies of the charter and by-laws (or equivalent documents) of each Borrower (or, in the alternative, a certification to the effect that none of such documents has been modified since delivery thereof pursuant to Section 6.01(a) of the 364-Day Credit Agreement) and of all corporate authority for such Borrower (including, without limitation, board of director resolutions and evidence of the incumbency and specimen signature of officers for such Borrower) with respect to the execution, delivery and performance of this Amendment No. 1 and the 364-Day Credit Agreement as amended hereby and the Loans under the 364-Day Credit Agreement as amended hereby and each other document to be delivered by such Borrower from time to time in connection with the 364-Day Credit Agreement as amended hereby (and the Agent and each Bank may conclusively rely on such certificate until it receives notice in writing from such Borrower to the contrary).

          (d) OPINION OF COUNSEL TO THE BORROWERS. The Agent shall have received an opinion dated the Amendment Effective Date of James K. Markey, Vice President-Corporate, Law Department, substantially in the form of Exhibit B hereto and covering such other matters as the Agent or any Bank may reasonably request (and each Borrower hereby instructs such counsel to deliver such opinion to the Banks and the Agent).

          (e) OPINION OF SPECIAL NEW YORK COUNSEL TO CHASE. The Agent shall have received an opinion dated the Amendment


                                 Amendment No. 1

Effective Date of Milbank, Tweed, Hadley & McCloy, special New York counsel to Chase, substantially in the form of Exhibit C hereto (and Chase hereby instructs such counsel to deliver such opinion to the Banks).

          (f) SYNDICATED NOTES. The Agent shall have received the Syndicated Notes dated the date of this Amendment No. 1, substantially in the from of Exhibit A-1 hereto, duly completed and executed by each Borrower for each Bank in exchange for the promissory notes evidencing Syndicated Loans of such Borrower held by each Bank (other than the New Banks, as defined below) under the 364-Day Credit Agreement.

          (g) MONEY MARKET NOTES. The Agent shall have received the Money Market Notes dated the date of this Amendment No. 1, substantially in the from of Exhibit A-2 hereto, duly completed and executed by each Borrower for each Bank in exchange for the promissory notes evidencing Money Market Loans of such Borrower held by each Bank (other than the New Banks) under the 364-Day Credit Agreement.

          (h) NO OUTSTANDING SYNDICATED LOANS. There shall be no outstanding Syndicated Loans.

          (i) OTHER DOCUMENTS. The Agent shall have received such other documents as the Agent or any Bank or special New York counsel to Chase may reasonably request.

The Agent shall give each Bank prompt notice of the effectiveness of the amendments set forth in Section 2.

          Section 5. BASIC DOCUMENTS OTHERWISE UNCHANGED. Except as herein provided, the 364-Day Credit Agreement and the Notes shall remain unchanged and in full force and effect, and each reference to the 364-Day Credit Agreement in the 364-Day Credit Agreement and the Notes shall be a reference to the 364-Day Credit Agreement as amended hereby and as the same may be further amended, supplemented and otherwise modified from time to time.

          Section 6. NEW BANKS. Subject to the satisfaction of the conditions precedent specified in Section 4 above, but effective on the Amendment Effective Date, each of Westdeutsche Landesbank Girozentrale, New York Branch, and Standard Chartered Bank (each, a "NEW BANK"), by its signature hereto, shall, on the Amendment Effective Date, become a "Bank" for all purposes of the 364-Day Credit Agreement.


                                 Amendment No. 1

          Section 7. COUNTERPARTS. This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument, and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart.

          Section 8. BINDING EFFECT. This Amendment No. 1 shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

          Section 9. GOVERNING LAW. This Amendment No. 1 shall be governed by, and construed in accordance with, the law of the State of New York.


                                 Amendment No. 1

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered as of the day and year first above written.


                              MOTOROLA, INC.


                              By  /s/ Garth L. Milne
                                  -------------------------
                                 Title: Senior VP & Treasurer


                              MOTOROLA CREDIT CORPORATION


                              By  /s/ Garth L. Milne
                                  -------------------------
                                 Title: VP & Treasurer


                                 Amendment No. 1

                                      BANKS


COMMITMENT                    THE CHASE MANHATTAN BANK
                                (NATIONAL ASSOCIATION)
$55,000,000

                              By /s/ Patricia B. Bril
                                 -------------------------
                                 Title: Managing Director


COMMITMENT                    CITIBANK, N.A.

$55,000,000
                              By
                                 --------------------------
                                 Title: Attorney-in-fact


COMMITMENT                    THE FIRST NATIONAL BANK OF CHICAGO

$55,000,000
                              By
                                  -------------------------
                                 Title: AUTHORIZED AGENT


COMMITMENT                    HARRIS TRUST AND SAVINGS BANK

$55,000,000
                              By  /s/ Lisa A. Zahniser
                                  -------------------------
                                 Title: Vice President


COMMITMENT                    BANK OF AMERICA NATIONAL TRUST
                                & SAVINGS ASSOCIATION
$34,000,000

                              By
                                 --------------------------
                                 Title: Vice President


COMMITMENT                    THE NORTHERN TRUST COMPANY

$27,000,000
                              By
                                 --------------------------
                                 Title: Vice President


                                 Amendment No. 1

COMMITMENT                    ABN AMRO BANK N.V.

$34,000,000
                              By /s/ Joanna M. Riopelle
                                 --------------------------
                                 Title: Group Vice President


                              By /s/ Mary L. Janovsky
                                 --------------------------
                                 Title: Vice President


COMMITMENT                    BARCLAYS BANK PLC

$27,000,000
                              By /s/ Philips A. Capparis
                                 --------------------------
                                 Title: Associate Director


COMMITMENT                    CIBC, INC.

$34,000,000
                              By
                                 --------------------------
                                 Title: Vice President


COMMITMENT                    CREDIT LYONNAIS CHICAGO BRANCH

$21,000,000
                              By
                                 --------------------------
                                 Title: First Vice President


COMMITMENT                    DRESDNER BANK AG, CHICAGO AND
                                GRAND CAYMAN BRANCHES
$27,000,000

                              By
                                 --------------------------
                                 Title: SVP


                              By
                                 --------------------------
                                 Title: Vice President


                                 Amendment No. 1

COMMITMENT                    SWISS BANK CORPORATION -
                                 CHICAGO BRANCH
$34,000,000

                              By /s/ William A. McDonnell
                                 --------------------------
                                 Title: Associate Director
                                        Merchant Banking


                              By /s/ Nancy A. Russell
                                 --------------------------
                                 Title: Director
                                        Merchant Banking


COMMITMENT                    UNION BANK OF SWITZERLAND,
                                CHICAGO BRANCH
$27,000,000

                              By /s/ Walter R. Wolff
                                 --------------------------
                                 Title: Managing Director


                              By /s/ Thomas H. Myers
                                 --------------------------
                                 Title: Lending Officer


COMMITMENT                    THE BANK OF TOKYO, LTD.,
                                CHICAGO BRANCH
$21,000,000

                              By
                                 --------------------------
                                 Title: Vice President


COMMITMENT                    CHEMICAL BANK

$27,000,000
                              By
                                 --------------------------
                                 Title: Managing Director


COMMITMENT                    THE DAI-ICHI KANGYO BANK, LTD.,
                                CHICAGO BRANCH
$21,000,000

                              By /s/ Takeshi Hemmi
                                 --------------------------
                                 Title: Vice President


                                 Amendment No. 1

COMMITMENT                    THE SANWA BANK, LTD.,
                                CHICAGO BRANCH
$27,000,000

                              By
                                 --------------------------
                                 Title:


COMMITMENT                    THE SUMITOMO BANK, LIMITED,
                                CHICAGO BRANCH
$21,000,000

                              By /s/ Hiroyuki Iwami
                                 --------------------------
                                 Title: Joint General Manager


COMMITMENT                    ROYAL BANK OF CANADA

$21,000,000
                              By
                                 --------------------------
                                 Title: Manager


COMMITMENT                    STANDARD CHARTERED BANK

$21,000,000
                              By
                                 --------------------------
                                 Title:

                              Lending Office for all Loans:

                              Standard Chartered Bank
                              160 Water St.
                              New York, New York  10038

                              Address for Notices:

                              Standard Chartered Bank
                              160 Water St.
                              2nd Floor
                              New York, New York  10038

                              Attention:  Peter Dodds

                              Telecopier No.:  212-612-0225

                              Telephone No.:  212-612-0367


                                 Amendment No. 1

COMMITMENT                    WESTDEUTSCHE LANDESBANK
                                GIROZENTRALE, NEW YORK BRANCH
$21,000,000

                              By _________________________
                                 Title:


                              By _________________________
                                 Title:

                              Lending Office for all Loans:

                              Westdeutsche Landesbank
                              Girozentrale, New York Branch
                              1211 Avenue of the Americas
                              New York, New York  10036

                              Address for Notices:

                              Westdeutsche Landesbank
                              Girozentrale
                              181 West Madison
                              Suite 4850
                              Chicago, Illinois  60602

                              Attention:  John Hall

                              Telecopier No.:  312-553-1609

                              Telephone No.:  312-553-1600


                              THE CHASE MANHATTAN BANK
                                (NATIONAL ASSOCIATION),
                                as Agent


                              By /s/ Patricia B. Bril
                                 --------------------------
                                 Title: Managing Director


                                 Amendment No. 1

                                                                      Schedule I

                         Material Domestic Subsidiaries

                                 [Section 7.13]


Motorola Credit               a Delaware          100% of the
Corporation                   corporation         issued and outstanding
                                                  shares of capital stock are
                                                  owned by the Company Motorola
                                                  Electronica a Delaware
                                                  approximately 15% of de Puerto
                                                  Rico, Inc. corporation he
                                                  issued and outstanding shares
                                                  of capital stock are owned by
                                                  Motorola International Capital
                                                  Corporation and approximately
                                                  85% of the issued and
                                                  outstanding shares of capital
                                                  stock are owned by Motorola
                                                  International Development
                                                  Corporation


                                   Schedule I

                                                                     EXHIBIT A-1


                            [Form of Syndicated Note]

                                 PROMISSORY NOTE


$_______________                                              September 14, 1995
                                                              New York, New York

  FOR VALUE RECEIVED, [MOTOROLA, INC.] [MOTOROLA CREDIT CORPORATION], a Delaware corporation (the "BORROWER"), hereby promises to pay to __________________ (the "BANK"), for account of its respective Applicable Lending Offices provided for by the Credit Agreement referred to below, at the principal office of The Chase Manhattan Bank (National Association) at 1 Chase Manhattan Plaza, New York, New York 10081, the principal sum of _______________ Dollars (or such lesser amount as shall equal the aggregate unpaid principal amount of the Syndicated Loans made by the Bank to the Borrower under the Credit Agreement), in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each such Syndicated Loan, at such office, in like money and funds, for the period commencing on the date of such Syndicated Loan until such Syndicated Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

  The date, amount, Type, interest rate and duration of Interest Period (if applicable) of each Syndicated Loan made by the Bank to the Borrower, and each payment made on account of the principal thereof, shall be recorded by the Bank on its books and, prior to any transfer of this Note, endorsed by the Bank on the schedule attached hereto or any continuation thereof, PROVIDED that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower to make a payment when due of any amount owing under the Credit Agreement or hereunder in respect of the Syndicated Loans made by the Bank.

  This Note is one of the Syndicated Notes referred to in the Credit Agreement dated as of September 21, 1994 (as modified and supplemented and in effect from time to time, the "CREDIT AGREEMENT") between Motorola, Inc., Motorola Credit Corporation, the lenders party thereto (including the Bank), and The Chase Manhattan Bank (National Association), as Agent, providing for Loans in an aggregate principal amount initially not to exceed $665,000,000, and evidences Syndicated Loans made by the Bank to the Borrower thereunder. Terms used but not defined in this Note have the respective meanings assigned to them in the Credit Agreement.


                                 Syndicated Note

  The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events and for prepayments of Syndicated Loans upon the terms and conditions specified therein.

  Except as permitted by Section 11.06 of the Credit Agreement, this Note may not be assigned by the Bank to any other Person.

  This Note shall be governed by, and construed in accordance with, the law of the State of New York.

                              [MOTOROLA, INC.] [MOTOROLA
                                  CREDIT CORPORATION]


                              By_________________________
                                Title:


                                 Syndicated Note

                          SCHEDULE OF SYNDICATED LOANS

          This Note evidences Syndicated Loans made under the within-described Credit Agreement to the Borrower, on the dates, in the principal amounts, of the Types, bearing interest at the rates and having Interest Periods (if applicable) of the durations set forth below, subject to the payments, Continuations, Conversions and prepayments of principal set forth below:

             Prin-
             cipal                   Maturity                       Unpaid
            Amount   Type              Date     Amount     Prin-
  Date        of      of   Interest     of      Paid or    cipal    Notation
  Made       Loan    Loan    Rate      Loan     Prepaid    Amount    Made By
  ----      ------   ----- --------  --------   -------    -------  ---------


                                 Syndicated Note

                                                                     EXHIBIT A-2


                           [Form of Money Market Note]

                                 PROMISSORY NOTE

                                                              September 14, 1995
                                                              New York, New York

          FOR VALUE RECEIVED, [MOTOROLA, INC.] [MOTOROLA CREDIT CORPORATION], a Delaware corporation (the "BORROWER"), hereby promises to pay to __________________ (the "BANK"), for account of its respective Applicable Lending Offices provided for by the Credit Agreement referred to below, at the principal office of The Chase Manhattan Bank (National Association) at 1 Chase Manhattan Plaza, New York, New York 10081, the aggregate unpaid principal amount of the Money Market Loans made by the Bank to the Borrower under the Credit Agreement, in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each such Money Market Loan, at such office, in like money and funds, for the period commencing on the date of such Money Market Loan until such Money Market Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

          The date, amount, Type, interest rate and maturity date of each Money Market Loan made by the Bank to the Borrower, and each payment made on account of the principal thereof, shall be recorded by the Bank on its books and, prior to any transfer of this Note, endorsed by the Bank on the schedule attached hereto or any continuation thereof, PROVIDED that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower to make a payment when due of any amount owing under the Credit Agreement or hereunder in respect of the Money Market Loans made by the Bank.

          This Note is one of the Money Market Notes referred to in the Credit Agreement dated as of September 21, 1994 (as modified and supplemented and in effect from time to time, the "CREDIT AGREEMENT") between Motorola, Inc., Motorola Credit Corporation, the lenders party thereto (including the Bank), and The Chase Manhattan Bank (National Association), as Agent, providing for Loans in an aggregate principal amount initially not to exceed $665,000,000, and evidences Money Market Loans made by the Bank to the Borrower thereunder. Terms used but not defined in this Note have the respective meanings assigned to them in the Credit Agreement.


                                Money Market Note

          The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events and for prepayments of Money Market Loans upon the terms and conditions specified therein.

          Except as permitted by Section 11.06 of the Credit Agreement, this Note may not be assigned by the Bank to any other Person.

          This Note shall be governed by, and construed in accordance with, the law of the State of New York.

                              [MOTOROLA, INC.] [MOTOROLA
                                CREDIT CORPORATION]


                              By_________________________
                                Title:


                                Money Market Note

                         SCHEDULE OF MONEY MARKET LOANS

          This Note evidences Money Market Loans made under the within-described Credit Agreement to the Borrower, on the dates, in the principal amounts, of the Types, bearing interest at the rates and maturing on the dates set forth below, subject to the payments and prepayments of principal set forth below:

          Principal
Date       Amount      Type     Maturity   Amount   Unpaid
 of          of         of     Interest   Date of   Paid or  Principal  Notation
Loan       Loan       Loan       Rate       Loan    Prepaid   Amount     Made By
- ----      ---------   ------   ---------  -------   -------  ---------  --------


                                Money Market Note

                                                                       EXHIBIT B


                  [Form of Opinion of Counsel to the Borrowers]

                                                              September 14, 1995

To the Banks party to the 364-Day
Credit Agreement, as amended by
Amendment No. 1 thereto, referred to
below and The Chase Manhattan Bank
(National Association), as Agent


Ladies and Gentlemen:

          I have acted as counsel to Motorola, Inc. (the "COMPANY") and Motorola Credit Corporation ("MOTOROLA CREDIT", and together with the Company, the "BORROWERS") in connection with (i) the Credit Agreement (the "364-DAY CREDIT AGREEMENT") dated as of September 21, 1994, between the Company, Motorola Credit, the lenders named therein and The Chase Manhattan Bank (National Association), as Agent, providing for loans to be made by said lenders to the Borrowers in an aggregate principal amount initially not to exceed $500,000,000,
(ii) Amendment No. 1 thereto dated as of September 14, 1995 (the "AMENDMENT") between the parties to the 364-Day Credit Agreement and two additional lenders and (iii) the various other agreements and instruments referred to in the next following paragraph. Terms defined in the Amendment (including terms incorporated by reference into the Amendment) are used herein as defined therein; in addition, the 364-Day Credit Agreement as amended by the Amendment is referred to herein as the "AMENDED 364-DAY CREDIT AGREEMENT" and the new Notes delivered pursuant to the Amendment are referred to herein as the "NEW NOTES". This opinion letter is being delivered pursuant to Section 4(d) of the Amendment.

          In rendering the opinions expressed below, I have examined the following agreements, instruments and other documents:

          (a)  the 364-Day Credit Agreement;

          (b)  the Amendment;

          (c)  the New Notes; and

          (d) such records of the Borrowers and such other documents as I have deemed necessary as a basis for the opinions expressed below.

The Amendment, the Amended 364-Day Credit Agreement and the New Notes are collectively referred to as the "CREDIT DOCUMENTS".


                       Opinion of Counsel to the Borrowers

          In my examination, I have assumed the genuineness of all signatures, the authenticity of all documents submitted to me as originals and the conformity with authentic original documents of all documents submitted to me as copies. When relevant facts were not independently established, I have relied upon statements of governmental officials and upon representations made in or pursuant to the Amendment and the 364-Day Credit Agreement and certificates of appropriate representatives of the Borrowers.

          In rendering the opinions expressed below, I have assumed, with respect to all of the documents referred to in this opinion letter, that (except, to the extent set forth in the opinions expressed below, as to the Borrowers):

        (i) such documents have been duly authorized by, have been duly executed and delivered by, and constitute legal, valid, binding and enforceable obligations of, all of the parties to such documents;

       (ii)    all signatories to such documents have been duly authorized; and

      (iii) all of the parties to such documents are duly organized and validly existing and have the power and authority (corporate or other) to execute, deliver and perform such documents.

          Based upon and subject to the foregoing and subject also to the comments and qualifications set forth below, and having considered such questions of law as I have deemed necessary as a basis for the opinions expressed below, I am of the opinion that:

          1. Each Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Each Material Domestic Subsidiary of the Company is a corporation duly organized, validly existing and in good standing under the laws of the respective state indicated opposite its name in Schedule I to the Amended 364-Day Credit Agreement.

          2. Each Borrower has all requisite corporate power to execute and deliver the Amendment and the New Notes, and to perform its obligations under the Credit Documents. Each Borrower has all requisite corporate power to borrow under the Amended 364-Day Credit Agreement.


                       Opinion of Counsel to the Borrowers

          3. The execution and delivery by each Borrower of the Amendment and the New Notes, the performance by such Borrower of the Credit Documents to which it is a party, and the borrowings by such Borrower under the Amended 364-Day Credit Agreement, have been duly authorized by all necessary corporate action on the part of such Borrower.

          4. The Amendment and the New Notes have been duly executed and delivered by the Borrowers.

          5. If the Credit Documents were stated to be governed by and construed in accordance with the law of the State of Illinois, or if a court of the State of Illinois were to apply the law of the State of Illinois to the Credit Documents, each Credit Document to which either Borrower is a party would nevertheless constitute the legal, valid and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally and except as the enforceability of the Credit Documents is subject to the application of general principles of equity (regardless of whether considered in a proceeding in equity or at law), including, without limitation, (a) the possible unavailability of specific performance, injunctive relief or any other equitable remedy and (b) concepts of materiality, reasonableness, good faith and fair dealing.

          6. No authorization, approval or consent of, and no filing or registration with, any governmental or regulatory authority or agency of the United States of America or the State of Illinois is required on the part of either Borrower for the execution or delivery by such Borrower of the Amendment and the New Notes or the performance by such Borrower of the Credit Documents, or for the borrowings by such Borrower under the Amended 364-Day Credit Agreement.

          7. The execution and delivery by each Borrower of the Amendment and the New Notes, and the performance and consummation by such Borrower of the transactions contemplated by the Credit Documents, do not and will not (a) violate any provision of its charter or by-laws, (b) violate any applicable law, rule or regulation, (c) violate any order, writ, injunction or decree of any court or governmental authority or agency or any arbitral award applicable to such Borrower or any of its Subsidiaries of which I have knowledge (after due inquiry) or (d) result in


                       Opinion of Counsel to the Borrowers
     a breach of, constitute a default under, require any consent under, or result in the acceleration or required prepayment of any indebtedness pursuant to the terms of, any agreement or instrument of which I have knowledge (after due inquiry) to which such Borrower or any of its Subsidiaries is a party or by which any of them is bound or to which any of them is subject, or result in the creation or imposition of any Lien upon any Property of such Borrower pursuant to, the terms of any such agreement or instrument.

          8. Except as disclosed in the Company's Report on Form 10-K filed with the SEC for fiscal year ended December 31, 1994 and in the Company's Reports on Form 10-Q filed with the SEC for the first and second fiscal quarters for the fiscal year 1995, I have no knowledge (after due inquiry) of any legal or arbitral proceedings, or any proceedings by or before any governmental or regulatory authority or agency, pending or threatened against or affecting either Borrower or any of the Company's Subsidiaries or any of their respective Properties that, if adversely determined, are likely to have a Material Adverse Effect.

          The foregoing opinions are subject to the following comments and qualifications:

          (A) The enforceability of Section 11.03 of the Amended 364-Day Credit Agreement may be limited by (i) laws rendering unenforceable indemnification contrary to Federal or state securities laws and the public policy underlying such laws and (ii) laws limiting the enforceability of provisions exculpating or exempting a party, or requiring indemnification of a party for, liability for its own action or inaction, to the extent the action or inaction involves gross negligence, recklessness, willful misconduct or unlawful conduct.

          (B) The enforceability of provisions in the Credit Documents to the effect that terms may not be waived or modified except in writing may be limited under certain circumstances.

          (C) I express no opinion as to (i) the effect of the laws of any jurisdiction in which any Bank is located (other than the State of Illinois) that limit the interest, fees or other charges such Bank may impose, (ii) Section 4.07(c) of the Amended 364-Day Credit Agreement, (iii) the second sentence of Section 11.10 of the Amended 364-Day Credit Agreement, insofar as such sentence relates to the subject


                       Opinion of Counsel to the Borrowers
     matter jurisdiction of the United States District Court for the Southern District of New York to adjudicate any controversy related to the Credit Documents, and (iv) the waiver of inconvenient forum set forth in Section
     11.10 of the Amended 364-Day Credit Agreement with respect to proceedings in the United States District Court for the Southern District of New York.

          The foregoing opinions are limited to matters involving the Federal laws of the United States, the Delaware General Corporation Law and the law of the State of Illinois, and I do not express any opinion as to the laws of any other jurisdiction.

          At the request of my clients, this opinion letter is, pursuant to
Section 4(d) of the Amendment, provided to you by me in my capacity as counsel to the Borrowers and may not be relied upon by any Person for any purpose other than in connection with the transactions contemplated by the Amendment and the Amended 364-Day Credit Agreement without, in each instance, my prior written consent.

                              Very truly yours,


                       Opinion of Counsel to the Borrowers

                                                                       EXHIBIT C

             [Form of Opinion of Special New York Counsel to Chase]


                                                              September 14, 1995


To the Banks party to the 364-Day
Credit Agreement, as amended by
Amendment No. 1 thereto, referred to
below and The Chase Manhattan Bank
(National Association), as Agent

Ladies and Gentlemen:

          We have acted as special New York counsel to The Chase Manhattan Bank (National Association) ("CHASE") in connection with (i) the Credit Agreement dated as of September 21, 1994 (the "364-DAY CREDIT AGREEMENT") between Motorola, Inc. (the "COMPANY"), Motorola Credit Corporation ("MOTOROLA CREDIT", and together with the Company, the "BORROWERS"), the lenders named therein and Chase, as Agent, providing for loans to be made by said lenders to the Borrowers in an aggregate principal amount initially not to exceed $500,000,000, (ii) Amendment No. 1 thereto dated as of September 14, 1995 (the "AMENDMENT") between the parties to the 364-Day Credit Agreement and two additional lenders and (iii) the various other agreements and instruments referred to in the next following paragraph. Terms defined in the Amendment (including terms incorporated by reference into the Amendment) are used herein as defined therein; in addition, the 364-Day Credit Agreement as amended by the Amendment is referred to herein as the "AMENDED 364-DAY CREDIT AGREEMENT" and the new Notes delivered pursuant the Amendment are referred to herein as the "NEW NOTES". This opinion letter is being delivered pursuant to Section 4(e) of the Amendment.

          In rendering the opinions expressed below, we have examined the following agreements, instruments and other documents:

          (a)  the 364-Day Credit Agreement;

          (b)  the Amendment;

          (c)  the New Notes; and

          (c) such records of the Borrowers and such other documents as we have deemed necessary as a basis for the opinions expressed below.

The Amendment, the Amended 364-Day Credit Agreement and the New Notes are collectively referred to as the "CREDIT DOCUMENTS".


                       Opinion of Special Counsel to Chase

          In our examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity with authentic original documents of all documents submitted to us as copies. When relevant facts were not independently established, we have relied upon representations made in or pursuant to the Amendment and the 364-Day Credit Agreement.

          In rendering the opinions expressed below, we have assumed, with respect to all of the documents referred to in this opinion letter, that:

        (i) such documents have been duly authorized by, have been duly executed and delivered by, and (except to the extent set forth in the opinions below as to the Borrowers) constitute legal, valid, binding and enforceable obligations of, all of the parties to such documents;

       (ii)    all signatories to such documents have been duly authorized; and

      (iii) all of the parties to such documents are duly organized and validly existing and have the power and authority (corporate or other) to execute, deliver and perform such documents.

          Based upon and subject to the foregoing and subject also to the comments and qualifications set forth below, and having considered such questions of law as we have deemed necessary as a basis for the opinion expressed below, we are of the opinion that each of the Credit Documents constitutes the legal, valid and binding obligation of each Borrower party thereto, enforceable against such Borrower in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally and except as the enforceability of the Credit Documents is subject to the application of general principles of equity (regardless of whether considered in a proceeding in equity or at law), including, without limitation, (a) the possible unavailability of specific performance, injunctive relief or any other equitable remedy and (b) concepts of materiality, reasonableness, good faith and fair dealing.


                       Opinion of Special Counsel to Chase

          The foregoing opinion is subject to the following comments and qualifications:

          (A) The enforceability of Section 11.03 of the Amended 364-Day Credit Agreement may be limited by (i) laws rendering unenforceable indemnification contrary to Federal or state securities laws and the public policy underlying such laws and (ii) laws limiting the enforceability of provisions exculpating or exempting a party, or requiring indemnification of a party for, liability for its own action or inaction, to the extent the action or inaction involves gross negligence, recklessness, willful misconduct or unlawful conduct.

          (B) The enforceability of provisions in the Credit Documents to the effect that terms may not be waived or modified except in writing may be limited under certain circumstances.

          (C) We express no opinion as to (i) the effect of the laws of any jurisdiction in which any Bank is located (other than the State of New
     York) that limit the interest, fees or other charges such Bank may impose,
     (ii) Section 4.07(c) of the Amended 364-Day Credit Agreement, (iii) the second sentence of Section 11.10 of the Amended 364-Day Credit Agreement, insofar as such sentence relates to the subject matter jurisdiction of the United States District Court for the Southern District of New York to adjudicate any controversy related to the Credit Documents, and (iv) the waiver of inconvenient forum set forth in Section 11.10 of the Amended 364-Day Credit Agreement with respect to proceedings in the United States District Court for the Southern District of New York.

          The foregoing opinions are limited to matters involving the Federal laws of the United States and the laws of the State of New York, and we do not express any opinion as to the laws of any other jurisdiction.


                       Opinion of Special Counsel to Chase

          At the request of our client, this opinion letter is, pursuant to
Section 4(e) of the Amendment, provided to you by us in our capacity as special New York counsel to Chase and may not be relied upon by any Person for any purpose other than in connection with the transactions contemplated by the Amendment and the Amended 364-Day Credit Agreement without, in each instance, our prior written consent.

                              Very truly yours,


[Opining and Consultant
 Partner's initials]


                       Opinion of Special Counsel to Chase